UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
May 11, 2011

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.

220 South King Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 544-0500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 11, 2011, Central Pacific Financial Corp. (the “Company”) obtained the final results of its recently expired rights offering.  There were valid exercises to purchase an aggregate of 1,325,230 shares of the Company’s common stock pursuant to rights holders’ basic subscription rights.  The remaining 674,770 shares available to be issued in the rights offering will be allocated pro rata to fulfill valid over-subscription exercises to purchase an aggregate of 8,604,886 shares.  The available shares will be allocated pro rata, subject to the elimination of fractional shares, among the rights holders exercising the over-subscription privilege in proportion to the number of shares such a rights holder elected to purchase pursuant to the over-subscription privilege, relative to the aggregate number of shares requested in all of the over-subscription requests received from rights holders.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: May 11, 2011	/s/ Glenn K. C. Ching
Glenn K.C. Ching
Senior Vice President, Corporate Secretary and General Counsel

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